UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 2006
                                                         ---------------

                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


             Nevada                   000-25753                87-0449667
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 (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


                903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 561-998-7557
                                                           ------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

         From August through October 2006, we completed an offering of $1,000,000 of our non-voting, non-redeemable Series D convertible preferred stock, par value of $0.01 per share and stated value of $25,000 per share, to 21 accredited investors and 2 investors who are related to officers of the Company. We received proceeds of $660,000, exchanged $290,000 of outstanding short term promissory notes and debentures and have an executed subscription agreement for the remaining $50,000 of this offering. Each of the 40 shares sold in this offering is convertible into 1,000,000 shares of our common stock for an aggregate of 40,000,000 shares. Further, each share is entitled to receive a participation interest equal to one-fourth of one percent (0.25%), ten percent (10%) in aggregate, of the annual net profits, after deducting any participation interest paid to Emerson Fittipaldi or any entities affiliated with Emerson Fittipaldi, generated from any future business activities undertaken by the Company or any of its subsidiaries in Brazil. Also, investors were given a right of first refusal to invest up to 200% of the amount they invested in this offering in the Company's next security offering.

         These securities were offered by the Company's officers who received no commission. The Company intends to use the net proceeds from the sale of these securities for general working capital purposes. These securities were issued in private transactions that were exempt from registration under the Securities Act of 1933 in reliance on Rule 506 of Regulation D. The certificates evidencing the shares issued to these investors contain a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 POWER2SHIP, INC.


Date:  October 4, 2006                           By:  /s/ David S. Brooks
                                                      -------------------
                                                      David S. Brooks,
                                                      Chief Executive Officer